LONG-TERM DEPOSITS	12 Months Ended
Dec. 31, 2019
LONG TERM DEPOSIT [Abstract]
LONG TERM DEPOSITS

NOTE 6:-	LONG-TERM DEPOSITS

	December 31,
	2019	2018

Bonds deposit (1)	$1,903	$1,755
Restricted account (2)	232	320
SWAP (3)	458	313
Other	85	89

	$2,678	$2,477

(1)	Bonds deposit of one payment of principal and interest reserves. See Note 11.
(2)	Restricted amount of $ 232 related to the hedging transaction, see details (3) below.
(3)
Hedging of cross currency interest rate swap transaction for the total amount of approximately NIS 34,200,000 at fixed interest rate of 6.7% in exchange for approximately $ 8,700 at fixed interest rate of 7.95% with semi-annually payments commencing on June 2016 through December 2021, the termination date. As of December 31, 2019 the hedging amount is $ 2,906.